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                                                                 Exhibit 10.23.6


                        SEVENTY-FOURTH AGREEMENT AMENDING
                        NEW ENGLAND POWER POOL AGREEMENT
                            (REVIEW BOARD AMENDMENT)

         THIS SEVENTY-FOURTH AGREEMENT AMENDING NEW ENGLAND POWER POOL AGREEMENT, dated as of May 9, 2001 ("Seventy-Fourth Agreement"), amends the New England Power Pool Agreement (the "NEPOOL Agreement"), as amended.

         WHEREAS, the NEPOOL Agreement as in effect on December 1, 1996 was amended and restated by the Thirty-Third Agreement Amending New England Power Pool Agreement dated as of December 1, 1996 (the "Thirty-Third Agreement") in the form of the Restated New England Power Pool Agreement ("Restated NEPOOL Agreement") attached to the Thirty-Third Agreement as Exhibit A thereto, and the Thirty-Third Agreement also provided for the NEPOOL Open Access Transmission Tariff (the "NEPOOL Tariff") which is Attachment B to the Restated NEPOOL Agreement; and

         WHEREAS, the Restated NEPOOL Agreement and the NEPOOL Tariff have subsequently been amended numerous times, with such amendments most recently consolidated, respectively, in FERC Electric Third Revised Rate Schedule No. 5, submitted in Docket No. ER00-2894-000, and FERC Electric Tariff, Fourth Revised Volume No. 1, submitted in Docket Nos. EL00-62-000, et al.; and

         WHEREAS, the Participants desire to amend the NEPOOL Agreement as heretofore amended, to reflect the revisions detailed herein.

         NOW, THEREFORE, upon approval of this Seventy-Fourth Agreement by the NEPOOL Participants Committee in accordance with the procedures set forth in the NEPOOL Agreement, the Participants agree as follows:


                                    SECTION 1
                     AMENDMENTS TO RESTATED NEPOOL AGREEMENT

1.1      The last sentence of Section 11A.3 is amended so that it reads:

         Except as otherwise provided in the Code of Conduct and Ethics Policy of the Review Board adopted by the Participants Committee, while serving on the Review Board, a Review Board Member (a) shall not have a material ongoing business or professional relationship or other affiliation with any Participant or its Related Persons and (b) shall otherwise be subject to the same independence requirements imposed on Directors of the System Operator Board of Directors.
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1.2      Section 11A.7(b) is amended so that it reads as follows:

         (b) Intervenors and Time Limits: Any other Participant that wishes to participate in the appeal proceeding hereunder shall give signed written notice to the Secretary of the Participants Committee no later than seven (7) business days after the Appealing Party has given notice of appeal or such other time as permitted by the Review Board and shall upon the approval of the Review Board be permitted to participate in the appeal.

1.3      Section 11A.7(d) is amended so that it reads as follows:

         (d) Pre-hearing Submissions: Each Appealing Party shall provide the Review Board, within fifteen (15) business days of the giving of its notice of appeal or such other time as permitted by the Review Board, a brief written statement of its complaint and a statement of the remedy or remedies it seeks, accompanied by copies of any documents or other materials it wishes the Review Board to review. The Participants Committee and, as appropriate, any other Participant participating in the appeal will provide the Review Board, within seven (7) business days of the Appealing Party's submission or such other time as permitted by the Review Board, copies of the minutes of all NEPOOL committee meetings at which the matter was discussed and if deemed appropriate by the Participants Committee or otherwise requested by the Review Board a brief description of the action (or failure to act) being appealed and a brief statement explaining why the Participants Committee believes its action (or failure to act) should be upheld by the Review Board, together with copies of documents or other materials referenced in such submission for the Review Board to review and materials, if any, which interested Participants provide to the Secretary of the Participants Committee and reasonably request be submitted to the Review Board.


                                    SECTION 2
                                  MISCELLANEOUS

2.1 This Seventy-Fourth Agreement shall become effective on June 1, 2001 or on such other date as the Commission shall provide that the amendments reflected herein shall become effective.

2.2 Terms used in this Seventy-Fourth Agreement that are not defined herein shall have the meanings ascribed to them in the NEPOOL Agreement.


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